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                                                                  EXHIBIT 10 (d)


                    SCHEDULE IDENTIFYING MATERIAL DETAILS OF
                       EXECUTIVE AGREEMENTS SUBSTANTIALLY
                            SIMILAR TO EXHIBIT 10(b)


                                                           EFFECTIVE
    NAME                                                      DATE
    ----                                                -----------------
Ronald C. Baldwin                                       May 16, 2001
Thomas E. Hoaglin                                       February 15, 2001
Michael J. McMennamin                                   November 14, 2000
Ronald J. Seiffert                                      April 1, 1998










                    SCHEDULE IDENTIFYING MATERIAL DETAILS OF
                       EXECUTIVE AGREEMENTS SUBSTANTIALLY
                            SIMILAR TO EXHIBIT 10(c)


                                                           EFFECTIVE
    NAME                                                      DATE
    ----                                                -----------------
    Daniel B. Benhase                                   August 16, 2000
    Richard A. Cheap                                    May 4, 1998